                SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

         This Settlement Agreement and Mutual General Release (this "Settlement and Release") is made and entered into this 2nd day of April, 2000 by and between Stuart D. Perlman individually and d/b/a Perlman & Horvitz ("Perlman"), the Stuart D. Perlman Pension Plan & Trust (the "PSP") and their respective officers, directors, shareholders, partners, members, employees, agents, attorneys, representatives, predecessors, successors and assigns (collectively, the "Perlman Group") and SHC Corp. (f/k/a VictorMaxx Technologies, Inc.) an Illinois corporation ("VMTI"); Sonoma Holding Corp., an Illinois corporation ("Sonoma"); and any Sonoma related, affiliated or subsidiary companies; Terrence
L. Donati ("Terry"); Frank Contaldo ("Frank"); and their respective officers, directors, shareholders, partners, members, employees, agents, attorneys, representatives, predecessors, successors and assigns (collectively, the "VMTI Group").

         WHEREAS, on May 15, 1998, Kevin E. Koy ("Kevin"), Maureen H. Koy ("Maureen" and Kevin's mother); Chicago Mortgage and Financial Services, Inc. a/k/a Chicago Mortgage Company, Inc. a/k/a Chicago Mortgage Company or such similar name ("CMFSI"); Chicago Mortgage and Financial Services, Inc. Profit Sharing Plan & Trust "CMFSI Profit Sharing Plan"); Cambridge Financial Services, Inc. a/k/a Cambridge Financial or such similar name "Cambridge Financial"); CorCapital Financial Partners L.L.C. a/k/a CorCapital Financial Corp or such similar name ("CorCapital"); or any other entity, pseudonym, nominee or other name used by Kevin, his attorneys, agents, heirs, representatives and assigns (collectively, the Koy Group") and the VMTI Group entered into a Settlement Agreement (the "Koy Settlement Agreement") for the stated purpose of compromising and settling all allegations and disputed issues and any other potential claims, allegations and disputes between them;

         WHEREAS, prior to the execution of the Koy Settlement Agreement, litigation was commenced in the Circuit Court of Cook County by Kevin against certain of the VMTI Group to collect an alleged $25,000 promissory note; Case No. 98 MI 114181 (the "State Litigation");

         WHEREAS, also prior to the execution of the Koy Settlement Agreement, some members of the VMTI Group filed a lawsuit in the United States District Court for the Northern District of Illinois, seeking injunctive relief against Kevin, case No. 98 C 1697 (the "Federal Litigation");

         WHEREAS, in connection with and as part of the Koy Settlement Agreement, and concurrently with the execution of the Koy Settlement Agreement, the Koy Group and the VMTI Group entered into an Escrow Agreement and Voting Trust (The "Voting Trust") pursuant to which Perlman was appointed the Trustee and Escrowee;

         WHEREAS, disputes have arisen between Perlman and the VMTI Group in connection with Perlman's prior representation of the VMTI Group and his actions as Escrowee and Trustee under the Voting Trust and fees and amounts allegedly due the Perlman Group by the VMTI Group and amounts allegedly due the VMTI Group by the Perlman Group; and

         WHEREAS, in order to avoid the cost of continuing litigation and without admitting any liability, the Perlman Group and the VMTI Group have agreed to settle and compromise, on the terms set forth herein, all claims, disputes and issues between them.

         NOW THEREFORE, in consideration of the foregoing and of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. OBLIGATIONS OF THE PERLMAN GROUP. Concurrently with the execution of this Settlement and Release, the Perlman Group agrees:

          a. to return and deliver to the VMTI Group a stock certificate evidencing 1,000,000 shares of VMTI common stock of the Company having a par value of $0.001 issued in the name of the Stuart D. Perlman Profit Sharing Plan (the "Settlement Shares"); together with a duly executed, medallion guaranteed stock power in the form of the stock power attached hereto as EXHIBIT A and any other documents or instruments requested by the VMTI Group or its counsel which may be necessary or appropriate, in the discretion of the VMTI Group, in order to transfer title of the Settlement Shares;

          b. to deliver to the VMTI Group his resignation as Trustee and as Escrowee under the Voting Trust, together with any and all stock certificates, documents, instruments and other items held by Perlman in his capacity as Trustee or Escrowee under the Voting Trust;

          c. to deliver to VMTI or, at VMTI's option, its counsel all records, files and documents held by or under the control of Perlman, if any, relating to Perlman's prior representation of VMTI as counsel to VMTI (the VMTI Group acknowledges that Perlman has previously delivered to the VMTI Group certain materials which Perlman has represented constitutes all such records, files and documents); and

          d. to immediately file a withdrawal of Perlman's appearance on behalf of VMTI in the Federal Litigation and in any other litigation, if any, in which Perlman has filed an appearance on behalf of the VMTI Group or any of its members.

         2. OBLIGATIONS OF THE VMTI GROUP. Concurrently with the execution of this Settlement and Release, the VMTI Group agrees to deliver to Perlman $20,000 in the form of a certified check or, at the option of Perlman, by wire transfer.

         3. MUTUAL OBLIGATIONS OF THE PERLMAN GROUP AND THE VMTI GROUP. Concurrently with the execution of this Settlement and Release, the Perlman Group and the VMTI Group agree to present, as soon as is practicable, an agreed order, in the form attached hereto as EXHIBIT B and made a part hereof, to the Court hearing the Federal Litigation which:

         a. enters a withdrawal of Perlman's (and if applicable Perlman & Horvitz's) appearance on behalf of VMTI;

         b. dismisses with prejudice Perlman's Fee petition currently pending before the court; and

         c. strikes the evidentiary hearing relating to Perlman's fee petition currently scheduled to take place on April 10, 2000.

         3. REPRESENTATIONS AND WARRANTIES OF THE VMTI GROUP. Each of the members of the VMTI Group represents and warrants to the Perlman Group as follows:

         a. ORGANIZATION, GOOD STANDING. VMTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite corporate and other power and all necessary permits, certificates, licenses, approvals and other authorizations required to carry on and conduct its business and to own, lease, use and operate its properties at the locations where VMTI does business and in the manner in which such business is presently carried on and conducted or where the lack thereof would have a material adverse effect on VMTI.

         b. AUTHORITY. Each of the VMTI Group has full power and authority to execute, deliver and perform this Settlement and Release and any other documents and instruments to be executed by the any of VMTI Group pursuant to this Settlement and Release without the consent of any other person. This Settlement and Release, and the transactions contemplated by it, have been validly approved and authorized by the Board of Directors of VMTI and its officer or officers executing this Settlement and Release have been duly authorized for that purpose.

         c. VALID AND BINDING AGREEMENT. This Settlement and Release constitutes a valid and binding agreement of each of the VMTI Group, enforceable against them in accordance with its terms. Neither the execution and delivery of this Settlement and Release or the performance by the VMTI Group hereunder (i) violates or will violate any statute or law or any rule, regulation or order of any court or governmental authority applicable to the VMTI Group, or (ii) violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment or agreement to which any of the VMTI Group is a party or by which any of the VMTI Group is bound.

         4. REPRESENTATIONS AND WARRANTIES OF THE PERLMAN GROUP. Each of the Perlman Group represents to the VMTI Group as follows:

         a.       [INTENTIONALLY DELETED]

         b. AUTHORITY. Each of the Perlman Group has full power and authority to execute, deliver and perform this Settlement and Release and all other documents and instruments to be executed by any of the Perlman Group pursuant to this Settlement and Release without the consent of any other person. This Settlement and Release, and the transactions contemplated by it, have been validly approved and authorized by the Board of Directors of Perlman & Horvitz and its officer or officers executing this Settlement and Release have been duly authorized for that purpose.

         c. VALID AND BINDING AGREEMENT. This Settlement and Release constitutes a valid and binding agreement of each of the Perlman Group, enforceable against them in accordance with its terms. Neither the execution and delivery of this Settlement and Release or the performance by any of the Perlman Group hereunder (i) violates or will violate any statute or law or any rule, regulation or order of any court or governmental authority applicable to any of the Perlman Group, or (ii) violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment or agreement to which any of the Perlman Group is a party or by which any of the Perlman Group is bound.

         d. DELIVERY OF RECORDS. Perlman has previously delivered to VMTI or its attorneys all records, files and documents relating his representation of VMTI and upon execution hereof Perlman will no longer be in possession of any such materials (excepting copies he may have made).

         5.       RELEASE OF CLAIMS.

         a. In consideration of the promises of the VMTI Group under this Settlement and Release, each of the Perlman Group hereby unconditionally releases and forever discharges each of the VMTI Group, their successors and assigns, and their respective officers, directors, shareholders, partners, members, employees, agents, and attorneys, past and present, ("Released VMTI Parties," individually each is a "Released VMTI Party"), from each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, that any of the Perlman Group had, now has or may through the effective date of this Settlement and Release have against Contaldo, Donati or VMTI or any other Released VMTI Party based on actions or events prior to the effective date of this Settlement and Release. Without limiting the generality of the foregoing, specifically included in this release and discharge are each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, any of the Perlman Group had, now has, or may have through the effective date of this Settlement and Release, arising under any law, constitution, rule, regulation, statute, or common law theory, whether in tort, contract, equity, or otherwise, including without limitation any fees for services performed by any of the Perlman Group as attorneys, Trustee or Escrowee for the VMTI Group. Any action, charge, claim, right, liability, demand or other legal proceeding released and discharged under this Section is hereinafter referred to as a "Claim".

                  Each of the Perlman Group further agrees that it will not instigate, advise or encourage any other person, group of persons, or any entity to file suit against any of the VMTI Group or any other Released VMTI Party, and that it will not assist in any action against any of the VMTI Group or any other Released VMTI Party, except in response to any court issued subpoena, notice of deposition or inquiry from a governmental agency, and it further represents and warrants that it has not filed any legal or administrative action of any kind against any of the VMTI Group or any other Released VMTI Party.

         b. In consideration of the promises of the Perlman Group under this Settlement and Release, each of the VMTI Group hereby unconditionally releases and forever discharges each of the Perlman Group, their successors and assigns, and their respective officers, directors, shareholders, partners, members, employees, agents, and attorneys, past and present, ("Released Perlman Parties," individually each is a "Released Perlman Party"), from each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, that any of the VMTI Group had, now has or may through the effective date of this Settlement and Release have against any of the Perlman Group or any other Released Perlman Party based on actions or events prior to the effective date of this Settlement and Release. Without limiting the generality of the foregoing, specifically included in this release and discharge are each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, any of the VMTI Group had, now has, or may have through the effective date of this Settlement and Release, arising under any law, constitution, rule, regulation, statute, or common law theory, whether in tort, contract, equity, or otherwise, including without limitation any shares of stock of VMTI previously delivered to Perlman (other than the Settlement Shares). Any action, charge, claim, right, liability, demand or other legal proceeding released and discharged under this Section is hereinafter referred to as a "Claim".

                  Each of the VMTI Group further agrees that it will not instigate, advise or encourage any other person, group of persons, or any entity to file suit against any of the Perlman Group or any other Released Perlman Party, and that it will not assist in any action against any of the Perlman Group or any other Released Perlman Party, except in response to any court issued subpoena, notice of deposition or inquiry from a governmental agency, and it further represents and warrants that it has not filed any legal or administrative action of any kind against any of the Perlman Group or any other Released Perlman Party.

         6.       AGREEMENT NOT TO SUE.

         a. In consideration of the promises of the parties under this Settlement and Release, the VMTI Group agrees on behalf of itself and its owners, beneficiaries, partners, successors and assigns never to institute, directly or indirectly, any action or proceeding of any kind against any of the Perlman Group or any other Released Perlman Party to enforce a Claim, except for an action or proceeding specifically and expressly not released by this Settlement and Release or to enforce this Settlement and Release.

         b. In consideration of the promises of the parties under this Settlement and Release, the Perlman Group agrees on behalf of itself and its owners, beneficiaries, partners, successors and assigns never to institute, directly or indirectly, any action or proceeding of any kind against any of the VMTI Group or any other Released VMTI Party to enforce a Claim, except for an action or proceeding specifically and expressly not released by this Settlement and Release or to enforce this Settlement and Release.

         7. AGREEMENT AS COMPLETE DEFENSE. In consideration of the promises of the parties under this Settlement and Release, the parties hereby agree that if any party files a Claim or a Claim is filed on a party's behalf, except for an action or proceeding specifically and expressly not released by this Settlement and Release, this Settlement and Release shall constitute a complete defense to such Claim.

         9. COSTS AND ATTORNEYS' FEES. The Perlman Group and the VMTI Group agree that each shall bear its own costs and attorneys' fees in connection with entering into this Settlement and Release and the circumstances underlying this Settlement and Release. In the event of litigation to enforce the terms of this Settlement and Release, the prevailing party shall be entitled to recover from the non-prevailing party reasonable attorneys' fees and court costs incurred.

         10. NO ADDITIONAL CLAIMS. Each of the Perlman Group understands and agrees that it has no additional claims against Contaldo, Donati, any of the VMTI Group or any other Released VMTI Party other than those specified herein. Each of the VMTI Group understands and agrees that they have no additional claims against Perlman or any of the Perlman Group other than those specified herein.

         11. DISCLAIMER OF LIABILITY. The parties understand and agree that this Settlement and Release does not constitute and shall not be construed as an admission of liability or wrongdoing by any party or any other Released Party with respect to any claims asserted by any party, and that each party and the other Released Parties expressly denies that they collectively have, that more than one of them have, or that any one of them has done anything wrong or unlawful regarding the other parties.

         12.      COVENANTS OF THE PERLMAN GROUP AND THE VMTI GROUP.

         a. Perlman covenants and agrees that following the execution of this Settlement and Release, he will provide reasonable cooperation to the VMTI Group (at no cost to the VMTI Group) in connection with any actions required to terminate the Voting Trust Agreement, if any, and agrees to execute such documents as may be reasonably requested by the VMTI Group in order to carry out the purposes of this Settlement and Release, and any other matters requiring Perlman's cooperation, if any.

         b. VMTI acknowledges that following the return of the Settlement Shares, the Perlman Group will remain the owner of 1,000,000 shares of VMTI common stock (the "Retained Shares") and that it is contemplated that the Perlman Group will submit the certificate evidencing Retained Shares to VMTI's stock transfer agent for removal of the restrictive legend. Provided that Perlman provides to the VMTI Group and its counsel appropriate documentation as requested by VMTI and/or its counsel, VMTI shall cause its counsel to deliver to VMTI's stock transfer agent an opinion authorizing the removal of the restrictive legend on the Retained Shares.

         13. APPLICABLE LAW. This Settlement and Release shall be governed and construed in accordance with the laws of the State of Illinois to the extent state law is applicable.

         14. BINDING EFFECT. This Settlement and Release shall be binding upon the heirs, administrators, executors, successors and assigns of the VMTI Group and the Perlman Group.

         15. NO RELIANCE ON OUTSIDE PROMISES. The parties acknowledge that they have not relied upon any promises made by any party or by any other Released Party, other than those specifically contained herein, as an inducement to execute this Settlement and Release.

         16. ENFORCEABILITY. If any term or provision, or any part of any term or provision of this Settlement and Release is held unenforceable, it shall be severed as narrowly as possible and the remaining terms and provisions shall be enforced in accordance with the tenor of this Settlement and Release.

         17. COMPLETE AGREEMENT. This Settlement and Release contains the entire understanding between the VMTI Group and the Perlman Group and supersedes all prior agreements and understandings relating to the subject matter hereof.

         18. COUNTERPARTS. This Settlement and Release may be executed in counterparts, each of which shall be deemed an original and shall, when taken together, be deemed to be one and the same Settlement Agreement.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties have executed this Settlement and Release this 2nd day of April, 2000.

         STUART PERLMAN,
         individually and d/b/a PERLMAN & HORVITZ :            [SEAL]
             /s/ Stuart Perlman                           /s/ Mitchell D. Pawlan
         ---------------------------------------          ----------------------
                                                             Notary Public

         STUART D. PERLMAN PENSION PLAN & TRUST:
                                                               [SEAL]
         By: /s/ Stuart D. Perlman                        /s/ Mitchell D. Pawlan
            -------------------------------------         ----------------------
         Its:    TTEE                                         Notary Public
             ------------------------------------

         SHC CORP. (a/k/a Sonoma Holding Corp.)(f/k/a Victormaxx Technologies, Inc.)

         By: /s/ Terrence L. Donati                            [SEAL]
            -------------------------------------         /s/ Allen D. Katz
         Its: President                                   ----------------------
             ------------------------------------             Notary Public


         FRANK A. CONTALDO, individually:                      [SEAL]
             /s/ Frank A. Contaldo                        /s/ Lisa Gianfrancisco
         ---------------------------------------          ----------------------
                                                              Notary Public

         TERRENCE L. DONATI, individually:                     [SEAL]
             /s/ Terrence L. Donati                       /s/ Allen D. Katz
         ---------------------------------------          ----------------------
                                                              Notary Public

                                    EXHIBIT A
                                       TO
                             SETTLEMENT AND RELEASE


                                   STOCK POWER

FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers unto __________________________________ , One Million (1,000,000)
Shares of the Common Stock of SHC Corp. (f/k/a VictorMaxx Technologies, Inc.), an Illinois corporation, standing in his name on the books of said Company and represented by Certificate No(s). _______________________ herewith and does hereby irrevocably constitute and appoint ________________________ his/its attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

  Dated:  ___________________________


                                            ------------------------------------
                                            signature -- must match exactly the
                                            name on the stock certificate


                                            ------------------------------------
                                            print name - must match exactly the
                                            name on the stock certificate


MEDALLION GUARANTEE:


-------------------------------------